Exhibit 99.1

Joint Filing Agreement

The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of Navan, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Date: February 17, 2026

AH Parallel Fund V, L.P.

for itself and as nominee for AH Parallel Fund V-A, L.P., AH Parallel Fund V-B, L.P. and AH Parallel Fund V-Q, L.P.

By: AH Equity Partners V (Parallel), L.L.C.

Its: General Partner

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

AH Equity Partners V (Parallel), L.L.C.

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

Andreessen Horowitz Fund V, L.P.

for itself and as nominee for Andreessen Horowitz Fund V-A, L.P., Andreessen Horowitz Fund V-B, L.P. and Andreessen Horowitz Fund V-Q, L.P.

By: AH Equity Partners V, L.L.C.

Its: General Partner

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

CLF Partners, LP

By: AH Equity Partners V, L.L.C.

Its: General Partner

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

AH Equity Partners V, L.L.C.

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

Andreessen Horowitz LSV Fund I, L.P.

for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. and Andreessen Horowitz LSV Fund I-Q, L.P.

By: AH Equity Partners LSV I, L.L.C.

Its: General Partner

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

AH Equity Partners LSV I, L.L.C.

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

Andreessen Horowitz LSV Fund II, L.P.

for itself and as nominee for Andreessen Horowitz LSV Fund II-B, L.P. and Andreessen Horowitz LSV Fund II-Q, L.P.

By: AH Equity Partners LSV II, L.L.C.

Its: General Partner

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

AH Equity Partners LSV II, L.L.C.

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

Andreessen Horowitz LSV Fund III, L.P.

for itself and as nominee for Andreessen Horowitz LSV Fund III-B, L.P., AH 2022 Annual Fund, L.P., AH 2022 Annual Fund-B, L.P. and AH 2022 Annual Fund-QC, L.P.

By: AH Equity Partners LSV III, L.L.C.

Its: General Partner

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

AH Equity Partners LSV III, L.L.C.

By:

/s/ Phil Hathaway

Phil Hathaway, Chief Operating Officer

Marc Andreessen

/s/ Phil Hathaway

Phil Hathaway, Attorney-in-Fact

Benjamin Horowitz

/s/ Phil Hathaway

Phil Hathaway, Attorney-in-Fact